As filed with the Securities and Exchange Commission on December 15, 2010
Registration No. 333-170978
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Pre-effective Amendment No. 2
to

Form S-1

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

BroadSoft, Inc.
(Exact name of registrant as specified in its charter)

Delaware	7372	52-2130962
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

9737 Washingtonian Boulevard,
Suite 350
Gaithersburg, Maryland 20878
(301) 977-9440
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Michael Tessler
President and Chief Executive Officer
BroadSoft, Inc.
9737 Washingtonian Boulevard,
Suite 350
Gaithersburg, Maryland 20878
(301) 977-9440
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Mark D. Spoto Darren K. DeStefano Christina L. Novak Cooley LLP One Freedom Square Reston Town Center 11951 Freedom Drive Reston, Virginia 20190 (703) 456-8000	Mary Ellen Seravalli, Esq. Vice President and General Counsel BroadSoft, Inc. 9737 Washingtonian Boulevard, Suite 350 Gaithersburg, Maryland 20878 (301) 977-9440	Jorge A. del Calvo, Esq. Craig E. Chason, Esq. Matthew B. Swartz, Esq. Pillsbury Winthrop Shaw Pittman LLP 1650 Tysons Boulevard Suite 1400 McLean, Virginia 22102 (703) 770-7900

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☑ (Do not check if a smaller reporting company)	Smaller reporting company ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note

This Pre-effective Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-170978) is being filed solely to add certain exhibits to the registration statement. Accordingly, a preliminary prospectus has been omitted.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth all expenses, other than the underwriting discounts and commissions, payable by us in connection with the sale of the common stock being registered. All the amounts shown are estimates except the SEC registration fee and the FINRA filing fee.

SEC registration fee	$10,474
FINRA filing fee	15,189
Printing and engraving	125,000
Legal fees and expenses(1)	393,000
Accounting fees and expenses	120,000
Transfer agent and registrar fees(2)	10,000
Miscellaneous fees and expenses	1,337

Total	$675,000

(1)	Approximately $40,800 of this amount will be paid by certain selling stockholders.

(2)	Approximately $4,200 of this amount will be paid by certain selling stockholders.

ITEM 14.	INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 102 of the Delaware General Corporation Law permits a corporation to eliminate the personal liability of directors of a corporation to the corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director, except where the director breached his duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Delaware corporate law or obtained an improper personal benefit.

Section 145 of the Delaware General Corporation Law provides that a corporation has the power to indemnify a director, officer, employee or agent of the corporation and certain other persons serving at the request of the corporation in related capacities against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlements actually and reasonably incurred by the person in connection with an action, suit or proceeding to which he is or is threatened to be made a party by reason of such position, if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, in any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful, except that, in the case of actions brought by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or other adjudicating court determines that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

As permitted by the Delaware General Corporation Law, our amended and restated certificate of incorporation and bylaws provide that: (i) we are required to indemnify our directors to the fullest extent permitted by the Delaware General Corporation Law; (ii) we may, in our discretion, indemnify our officers, employees and agents as set forth in the Delaware General Corporation Law; (iii) we are required, upon satisfaction of certain conditions, to advance all expenses incurred by our directors in connection with certain legal proceedings; (iv) the rights conferred in the bylaws are not exclusive; and (v) we are authorized to enter into indemnification agreements with our directors, officers, employees and agents.

We have entered into agreements with our directors and executive officers that require us to indemnify such persons against expenses, judgments, fines, settlements and other amounts that any such person becomes legally obligated to pay (including with respect to a derivative action) in connection with any proceeding, whether actual or threatened, to which such person may be made a party by reason of the fact that such person is or was a director or officer of us or any of our affiliates, provided such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, our best interests. The indemnification agreements also set forth certain procedures that will apply in the event of a claim for indemnification thereunder. At present, no litigation or proceeding is pending that involves any of our directors or officers regarding which indemnification is sought, nor are we aware of any threatened litigation that may result in claims for indemnification.

We maintain a directors’ and officers’ liability insurance policy. The policy insures directors and officers against unindemnified losses arising from certain wrongful acts in their capacities as directors and officers and reimburses us for those losses for which we have lawfully indemnified the directors and officers. The policy contains various exclusions.

In addition, the underwriting agreement filed as Exhibit 1.1 to this Registration Statement provides for indemnification by the underwriters of us and our officers and directors for certain liabilities arising under the Securities Act, or otherwise.

ITEM 15.	RECENT SALES OF UNREGISTERED SECURITIES

Since January 1, 2007, we have made sales of the following unregistered securities (share amounts and per share amounts have been retroactively adjusted to give effect to a 6-for-1 reverse stock split effected on June 14, 2010):

(1) Between January 1, 2007 and June 28, 2010, we granted stock options under our 1999 Stock Incentive Plan and 2009 Equity Incentive Plan to purchase an aggregate of 4,194,465 shares of our common stock at exercise prices ranging between $2.40 and $12.42 to a total of 511 employees, directors and consultants. Of these, stock options to purchase an aggregate of 1,781,034 shares have been cancelled without being exercised, 79,406 have been exercised and 2,334,025 remain outstanding.

(2) Since January 1, 2007, we issued and sold an aggregate of 396,085 shares of our common stock to employees, directors and consultants at exercise prices ranging between $0.78 and $9.36 upon the exercise of stock options granted under our 1999 Stock Incentive Plan and 2009 Equity Incentive Plan. Of these, 938 shares have been repurchased and 395,147 remain outstanding.

(3) In August 2007, we issued an aggregate of 55,555 shares of restricted common stock under our 1999 Stock Incentive Plan to one of our executive officers.

(4) In April 2008, we issued an aggregate of 3,666 cash-settled stock appreciation rights, or SARs, under our 1999 Stock Incentive Plan to three consultants at a base price of $8.58. All of the cash-settled SARs have expired without being settled.

(5) Between April 2009 and June 2010, we issued restricted stock units under our 2009 Equity Incentive Plan covering the right to receive an aggregate of 467,884 shares of our common stock to certain of our employees and directors. Of these, restricted stock units covering the right to receive an aggregate of 7,915 shares have been settled through the issuance of common stock on vesting and restricted stock units covering the right to receive an aggregate of 459,969 shares cancelled without being settled.

(6) In June 2009, as part of a stock option exchange program, we issued stock options under our 2009 Equity Incentive Plan to purchase an aggregate of 1,821,068 shares of our common stock at an exercise price of $2.40 per share to a total of 200 employees, directors and a consultant, in exchange for the cancellation by such parties of stock options to purchase an identical number of shares of our common stock that were previously outstanding under our

1999 Stock Incentive Plan. Of these, stock options to purchase an aggregate of 60,384 shares have been cancelled without being exercised.

(7) In June 2007, we issued an aggregate of 11,000 shares of our Series B-1 redeemable convertible preferred stock to seven accredited investors at a per share price of $27.2724, for aggregate consideration of approximately $300,000, pursuant to the exercise of warrants previously issued.

(8) In June 2007, we issued an aggregate of 804,569 shares of our Series D redeemable convertible preferred stock to two accredited investors at a per share price of $12.429, for aggregate consideration of approximately $10.0 million.

(9) In September 2008, we issued a warrant to purchase 116,551 shares of our common stock at an exercise price of $8.58 per share to one accredited investor. The warrant was issued in conjunction with the establishment of a credit facility with a commercial lender. This warrant was net exercised, for no additional consideration, in December 2010 for a total of 76,195 shares of common stock, pursuant to an exemption from registration under the Securities Act in reliance upon Section 3(a)(9) of the Securities Act.

(10) In December 2008, we issued an aggregate of 416,656 shares of our Series E redeemable convertible preferred stock to 20 accredited investors in connection with our acquisition of Sylantro Systems Corporation.

(11) In October 2009, we issued an aggregate of 249,994 shares of our Series E-1 redeemable convertible preferred stock to 17 accredited investors in connection with our acquisition of Packet Island, Inc.

(12) In June 2010, we issued 25,181 shares of common stock at a per share price of $3.97, for aggregate consideration of approximately $100,000, upon the exercise of two previously issued warrants.

(13) In June 2010, we issued 11,236 shares of common stock, for no additional consideration, upon the net exercise of a previously issued warrant to purchase 20,774 shares at an exercise price of $3.97 per share, pursuant to an exemption from registration under the Securities Act in reliance upon Section 3(a)(9) of the Securities Act.

Unless otherwise stated, the sales of the above securities were deemed to be exempt from registration under the Securities Act in reliance upon Section 4(2) of the Securities Act or Regulation D promulgated thereunder, or Rule 701 promulgated under Section 3(b) of the Securities Act as transactions by an issuer not involving any public offering or pursuant to benefit plans and contracts relating to compensation as provided under Rule 701. The recipients of the securities in each of these transactions represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof and appropriate legends were placed upon the stock certificates issued in these transactions.

ITEM 16.	EXHIBITS AND FINANCIAL STATEMENT SCHEDULE

(a) Exhibits.

The following exhibits are included herein or incorporated herein by reference:

Exhibit
Number		Description of Document

1.1		Form of Underwriting Agreement.
2	.1 (1)	Asset Purchase Agreement by and among the Registrant, BroadSoft M6, LLC and GENBAND Inc., dated as of August 14, 2008.
2	.2 (2)	Amendment to Asset Purchase Agreement and Disclosure Schedule by and among the Registrant, BroadSoft M6, LLC and GENBAND Inc., dated as of August 27, 2008.
2	.3 (3)	Agreement and Plan of Merger and Reorganization by and among the Registrant, BroadSoft Sylantro, Inc., Sylantro Systems Corporation and Shareholder Representative Services LLC, dated as of December 8, 2008.
2	.4 (4)	Asset Purchase Agreement by and between Casabi, Inc. and BroadSoft Casabi, LLC, dated as of October 12, 2010.
3	.1 (5)	Amended and Restated Certificate of Incorporation of the Registrant.
3	.2 (6)	Amended and Restated Bylaws of the Registrant.
4	.1 (7)	Specimen Stock Certificate evidencing shares of common stock.
4	.3 (8)	Fourth Amended and Restated Registration Rights Agreement, dated as of June 26, 2007.
4	.4 (9)	First Amendment to Fourth Amended and Restated Registration Rights Agreement, dated as of November 25, 2008.
4	.5 (10)	Second Amendment to Fourth Amended and Restated Registration Rights Agreement, dated as of December 23, 2008.
4	.6 (11)	Third Amendment to Fourth Amended and Restated Registration Rights Agreement, dated as of October 19, 2009.
4	.7 (12)	Fourth Amendment to Fourth Amended and Restated Registration Rights Agreement, dated as of March 26, 2010.
5.1		Opinion of Cooley LLP regarding legality.
10	.1 (13)	BroadSoft, Inc. 1999 Stock Incentive Plan, as amended.
10	.2 (14)	Form of Stock Option Grant Agreement for BroadSoft, Inc. 1999 Stock Incentive Plan.
10	.3 (15)	Form of Common Stock Purchase Agreement and Stock Restriction Agreement for BroadSoft, Inc. 1999 Stock Incentive Plan.
10	.4 (16)	Stock Restriction Agreement by and between James A. Tholen and the Registrant, dated as of August 30, 2007.
10	.5 (17)	BroadSoft, Inc. Amended and Restated 2009 Equity Incentive Plan.
10	.6 (18)	Form of Stock Option Agreement for BroadSoft, Inc. Amended and Restated 2009 Equity Incentive Plan.
10	.7 (19)	Form of Restricted Stock Unit Award Agreement for BroadSoft, Inc. Amended and Restated 2009 Equity Incentive Plan.
10	.8 (20)	Form of Indemnity Agreement entered into between the Registrant and certain of its directors and its executive officers.
10	.9 (21)	Form of Indemnity Agreement entered into between the Registrant and certain of its directors.
10	.10 (22)	Form of Executive Change in Control Severance Benefits Agreement entered into between the Registrant and its executive officers.

Exhibit
Number		Description of Document

10	.11 (23)	Loan and Security Agreement by and among ORIX Venture Finance LLC, the Registrant, BroadSoft International, Inc. and BroadSoft M6, LLC, dated as of September 26, 2008.
10	.12 (24)	Consent and Amendment No. 1 to Loan and Security Agreement by and among ORIX Venture Finance LLC, the Registrant, BroadSoft International, Inc., BroadSoft M6, LLC and BroadSoft Sylantro, Inc., dated as of December 23, 2008.
10	.13 (25)	Amendment No. 2 to Loan and Security Agreement by and among ORIX Venture Finance LLC, the Registrant, BroadSoft International, Inc., BroadSoft M6, LLC and BroadSoft Sylantro, Inc., dated as of June 30, 2009.
10	.14 (26)	Consent and Amendment No. 3 to Loan and Security Agreement by and among ORIX Venture Finance LLC, the Registrant, BroadSoft International, Inc., BroadSoft M6, LLC, BroadSoft Sylantro, Inc. and BroadSoft PacketSmart, Inc., dated as of October 15, 2009.
10	.15 (27)	Amendment No. 4 to Loan and Security Agreement, by and among the Registrant, BroadSoft International, Inc., BroadSoft M6, LLC, BroadSoft Sylantro, Inc., BroadSoft PacketSmart, Inc. and ORIX Venture Finance LLC, dated as of April 1, 2010.
10	.16 (28)	Sublease Agreement, by and between Marriott International Administrative Services, Inc. and the Registrant, dated as of April 13, 2010.
10	.17 (29)	BroadSoft, Inc. Non-Employee Director Compensation Policy.
21	.1*	Subsidiaries of the Registrant.
23.1		Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
23.2		Consent of Burr Pilger Mayer, Inc., Independent Accountants.
23.3		Consent of Cooley LLP (included in Exhibit 5.1).
24	.1*	Power of Attorney (see page II-9 of original filing).

*	Previously filed.

(1)	Filed as exhibit 2.1 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(2)	Filed as exhibit 2.2 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(3)	Filed as exhibit 2.3 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(4)	Filed as exhibit 99.1 to the registrant’s Current Report on Form 8-K (File No. 001-34777) filed with the Securities and Exchange Commission on October 29, 2010 and incorporated herein by reference.

(5)	Filed as exhibit 3.1 to the registrant’s Current Report on Form 8-K (File No. 001-34777) filed with the Securities and Exchange Commission on June 25, 2010 and incorporated herein by reference.

(6)	Filed as exhibit 3.6 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(7)	Filed as exhibit 4.1 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on June 1, 2010 and incorporated herein by reference.

(8)	Filed as exhibit 4.5 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(9)	Filed as exhibit 4.6 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(10)	Filed as exhibit 4.7 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(11)	Filed as exhibit 4.8 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(12)	Filed as exhibit 4.9 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on April 16, 2010 and incorporated herein by reference.

(13)	Filed as exhibit 10.1 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(14)	Filed as exhibit 10.2 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(15)	Filed as exhibit 10.3 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(16)	Filed as exhibit 10.4 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(17)	Filed as exhibit 10.5 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on June 1, 2010 and incorporated herein by reference.

(18)	Filed as exhibit 10.6 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on June 1, 2010 and incorporated herein by reference.

(19)	Filed as exhibit 10.7 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on June 1, 2010 and incorporated herein by reference.

(20)	Filed as exhibit 10.8 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(21)	Filed as exhibit 10.9 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(22)	Filed as exhibit 10.10 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(23)	Filed as exhibit 10.14 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(24)	Filed as exhibit 10.15 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(25)	Filed as exhibit 10.16 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(26)	Filed as exhibit 10.17 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(27)	Filed as exhibit 10.18 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on April 16, 2010 and incorporated herein by reference.

(28)	Filed as exhibit 10.19 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on April 16, 2010 and incorporated herein by reference.

(29)	Filed as exhibit 10.20 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on June 1, 2010 and incorporated herein by reference.

(b) Financial Statement Schedules.

See index to BroadSoft, Inc.’s Consolidated Financial Statements on page F-1. The following Financial Statement Schedule was filed with pre-effective Amendment No. 1 to this Registration Statement on page F-60 and made a part of this Registration Statement:

Schedule II - Valuation and Qualifying Accounts. All other schedules, including schedules related to Sylantro Systems Corporation’s Consolidated Financial Statements and M6’s Division Statements, have been omitted because they are not required or are not applicable.

ITEM 17.	UNDERTAKINGS

The undersigned Registrant hereby undertakes that, for purposes of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of this registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

The undersigned Registrant hereby undertakes that, for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The undersigned Registrant hereby undertakes that:

(1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

(2) For the purpose of determining any liability under the Securities Act, each post- effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Pre-effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Gaithersburg, State of Maryland on the 15th day of December, 2010.

BROADSOFT, INC.

By:	/s/ James A. Tholen
James A. Tholen
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures		Title	Date

* Michael Tessler		President, Chief Executive Officer and Director (Principal Executive Officer)	December 15, 2010

/s/ James A. Tholen James A. Tholen		Chief Financial Officer (Principal Financial and Accounting Officer)	December 15, 2010

* Robert P. Goodman		Director and Chairman of the Board	December 15, 2010

* John J. Gavin, Jr.		Director	December 15, 2010

* Douglas L. Maine		Director	December 15, 2010

* John D. Markley, Jr.		Director	December 15, 2010

* Joseph R. Zell		Director	December 15, 2010

*By:	/s/ James A. Tholen James A. Tholen Attorney-in-Fact		December 15, 2010

EXHIBIT INDEX

The following exhibits are included herein or incorporated herein by reference:

Exhibit
Number		Description of Document

1.1		Form of Underwriting Agreement.
2	.1 (1)	Asset Purchase Agreement by and among the Registrant, BroadSoft M6, LLC and GENBAND Inc., dated as of August 14, 2008.
2	.2 (2)	Amendment to Asset Purchase Agreement and Disclosure Schedule by and among the Registrant, BroadSoft M6, LLC and GENBAND Inc., dated as of August 27, 2008.
2	.3 (3)	Agreement and Plan of Merger and Reorganization by and among the Registrant, BroadSoft Sylantro, Inc., Sylantro Systems Corporation and Shareholder Representative Services LLC, dated as of December 8, 2008.
2	.4 (4)	Asset Purchase Agreement by and between Casabi, Inc. and BroadSoft Casabi, LLC, dated as of October 12, 2010.
3	.1 (5)	Amended and Restated Certificate of Incorporation of the Registrant.
3	.2 (6)	Amended and Restated Bylaws of the Registrant.
4	.1 (7)	Specimen Stock Certificate evidencing shares of common stock.
4	.3 (8)	Fourth Amended and Restated Registration Rights Agreement, dated as of June 26, 2007.
4	.4 (9)	First Amendment to Fourth Amended and Restated Registration Rights Agreement, dated as of November 25, 2008.
4	.5 (10)	Second Amendment to Fourth Amended and Restated Registration Rights Agreement, dated as of December 23, 2008.
4	.6 (11)	Third Amendment to Fourth Amended and Restated Registration Rights Agreement, dated as of October 19, 2009.
4	.7 (12)	Fourth Amendment to Fourth Amended and Restated Registration Rights Agreement, dated as of March 26, 2010.
5.1		Opinion of Cooley LLP regarding legality.
10	.1 (13)	BroadSoft, Inc. 1999 Stock Incentive Plan, as amended.
10	.2 (14)	Form of Stock Option Grant Agreement for BroadSoft, Inc. 1999 Stock Incentive Plan.
10	.3 (15)	Form of Common Stock Purchase Agreement and Stock Restriction Agreement for BroadSoft, Inc. 1999 Stock Incentive Plan.
10	.4 (16)	Stock Restriction Agreement by and between James A. Tholen and the Registrant, dated as of August 30, 2007.
10	.5 (17)	BroadSoft, Inc. Amended and Restated 2009 Equity Incentive Plan.
10	.6 (18)	Form of Stock Option Agreement for BroadSoft, Inc. Amended and Restated 2009 Equity Incentive Plan.
10	.7 (19)	Form of Restricted Stock Unit Award Agreement for BroadSoft, Inc. Amended and Restated 2009 Equity Incentive Plan.
10	.8 (20)	Form of Indemnification Agreement entered into between the Registrant and certain of its directors and its executive officers.
10	.9 (21)	Form of Indemnification Agreement entered into between the Registrant and certain of its directors.
10	.10 (22)	Form of Executive Change in Control Severance Benefits Agreement entered into between the Registrant and its executive officers.
10	.11 (23)	Loan and Security Agreement by and among ORIX Venture Finance LLC, the Registrant, BroadSoft International, Inc. and BroadSoft M6, LLC, dated as of September 26, 2008.

Exhibit
Number		Description of Document

10	.12 (24)	Consent and Amendment No. 1 to Loan and Security Agreement by and among ORIX Venture Finance LLC, the Registrant, BroadSoft International, Inc., BroadSoft M6, LLC and BroadSoft Sylantro, Inc., dated as of December 23, 2008.
10	.13 (25)	Amendment No. 2 to Loan and Security Agreement by and among ORIX Venture Finance LLC, the Registrant, BroadSoft International, Inc., BroadSoft M6, LLC and BroadSoft Sylantro, Inc., dated as of June 30, 2009.
10	.14 (26)	Consent and Amendment No. 3 to Loan and Security Agreement by and among ORIX Venture Finance LLC, the Registrant, BroadSoft International, Inc., BroadSoft M6, LLC, BroadSoft Sylantro, Inc. and BroadSoft PacketSmart, Inc., dated as of October 15, 2009.
10	.15 (27)	Amendment No. 4 to Loan and Security Agreement, by and among the Registrant, BroadSoft International, Inc., BroadSoft M6, LLC, BroadSoft Sylantro, Inc., BroadSoft PacketSmart, Inc. and ORIX Venture Finance LLC, dated as of April 1, 2010.
10	.16 (28)	Sublease Agreement, by and between Marriott International Administrative Services, Inc. and the Registrant, dated as of April 13, 2010.
10	.17 (29)	BroadSoft, Inc. Non-Employee Director Compensation Policy.
21	.1*	Subsidiaries of the Registrant.
23.1		Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
23.2		Consent of Burr Pilger Mayer, Inc., Independent Accountants.
23.3		Consent of Cooley LLP (included in Exhibit 5.1).
24	.1*	Power of Attorney (see page II-9 of original filing).

*	Previously filed.

(1)	Filed as exhibit 2.1 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(2)	Filed as exhibit 2.2 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(3)	Filed as exhibit 2.3 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(4)	Filed as exhibit 99.1 to the registrant’s Current Report on Form 8-K (File No. 001-34777) filed with the Securities and Exchange Commission on October 29, 2010 and incorporated herein by reference.

(5)	Filed as exhibit 3.1 to the registrant’s Current Report on Form 8-K (File No. 001-34777) filed with the Securities and Exchange Commission on June 25, 2010 and incorporated herein by reference.

(6)	Filed as exhibit 3.6 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(7)	Filed as exhibit 4.1 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on June 1, 2010 and incorporated herein by reference.

(8)	Filed as exhibit 4.5 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(9)	Filed as exhibit 4.6 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(10)	Filed as exhibit 4.7 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(11)	Filed as exhibit 4.8 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(12)	Filed as exhibit 4.9 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on April 16, 2010 and incorporated herein by reference.

(13)	Filed as exhibit 10.1 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(14)	Filed as exhibit 10.2 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(15)	Filed as exhibit 10.3 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(16)	Filed as exhibit 10.4 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(17)	Filed as exhibit 10.5 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on June 1, 2010 and incorporated herein by reference.

(18)	Filed as exhibit 10.6 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on June 1, 2010 and incorporated herein by reference.

(19)	Filed as exhibit 10.7 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on June 1, 2010 and incorporated herein by reference.

(20)	Filed as exhibit 10.8 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(21)	Filed as exhibit 10.9 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(22)	Filed as exhibit 10.10 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(23)	Filed as exhibit 10.14 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(24)	Filed as exhibit 10.15 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(25)	Filed as exhibit 10.16 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(26)	Filed as exhibit 10.17 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on March 15, 2010 and incorporated herein by reference.

(27)	Filed as exhibit 10.18 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on April 16, 2010 and incorporated herein by reference.

(28)	Filed as exhibit 10.19 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on April 16, 2010 and incorporated herein by reference.

(29)	Filed as exhibit 10.20 to the registrant’s Registration Statement on Form S-1 (Registration No. 333-165484) filed with the Securities and Exchange Commission on June 1, 2010 and incorporated herein by reference.